Poplar Forest Partners Fund
Class A: PFPFX
Institutional Class: IPFPX

Supplement dated July 17, 2020 to the
Summary Prospectus dated January 28, 2020
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Effective immediately, the following changes are made to the Fund's Summary Prospectus:

The language under "Fees and Expenses of the Fund" on page 1 of the Summary Prospectus is revised as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A shares and Institutional Class shares of the Partners Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section on page 20 of the Fund’s statutory Prospectus, the “More About Class A Shares” section on page 32 of the Fund’s statutory Prospectus, the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 33 of the Fund’s Statement of Additional Information (“SAI”), and Appendix A to the Statutory Prospectus.

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Please retain this supplement for future reference.